    As filed with the Securities and Exchange Commission on August 5, 1997
                                                      Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933


                                SOLOPOINT, INC.
            (Exact name of registrant as specified in its charter)

          California                                     77-0337580
-------------------------------            ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                                 130-B Knowles
                         Los Gatos, California  95030
  (Address, including zip code, of Registrant's principal executive offices)


                           1993 INCENTIVE STOCK PLAN
                           (Full title of the Plan)


                             EDWARD M. ESBER, JR.
                     President and Chief Executive Officer
                                SoloPoint, Inc.
                                 130-B Knowles
                         Los Gatos, California  95030
           (Name, address and telephone number of agent for service)


                                  Copies to:
                               VAHE H. SARRAFIAN
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                       Palo Alto, California 94304-1050
                                (415) 493-9300


                        CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                                              Proposed
                                                                               Maximum            Proposed
                  Title of Securities                        Amount           Offering            Maximum          Amount of
                         to be                                to be             Price            Aggregate        Registration
                      Registered                          Registered(1)      Per Share(2)      Offering-Price         Fee
---------------------------------------------------------------------------------------------------------------------------------
1993 Incentive Stock Plan
-------------------------
Common Stock, no par value                                  500,000             $2.625          $1,312,500.00        $397.73
================================================================================================================================

(1) The shares covered by this Registration Statement represent 500,000 shares of Common Stock which have become available for issuance under the Registrant's 1993 Incentive Stock Plan as a result of an amendment approved by the shareholders at the Registrant's Annual Meeting held on May 21, 1997 increasing the number of shares authorized for issuance thereunder from 397,000 to 897,000.

(2) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq SmallCap Market on August 1, 1997.

                     STATEMENT UNDER GENERAL INSTRUCTION E
                     REGISTRATION OF ADDITIONAL SECURITIES

         Unless as noted herein, the contents of the Registrant's Form S-8 Registration Statement (File No. 333-20703) are incorporated by reference into this Registration Statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.     EXHIBITS.
            --------

      Exhibit
      Number                        Document
      -------                       --------
         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation.

        23.1          Consent of Ernst & Young LLP, Independent Auditors.

        23.2          Consent of Counsel (contained in Exhibit 5.1).

        24.1          Power of Attorney (see page II-3).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, SoloPoint, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Los Gatos, State of California on August 5, 1997.

                                  SOLOPOINT, INC.



                                  By:     /s/ Edward M. Esber, Jr.
                                     -------------------------------------------
                                          Edward M. Esber, Jr.
                                          Chief Executive Officer, President and
                                          Chief Financial Officer
                                          (Duly Authorized Officer and Principal
                                              Financial Officer)

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Arthur G. Chang and Edward M. Esber, Jr., jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


                      SIGNATURE                                             TITLE                            DATE
------------------------------------------------------      --------------------------------------  ------------------------

/s/ Edward M. Esber, Jr.
-----------------------------------------------------           President, Chief Executive               August 5, 1997
Edward M. Esber, Jr.                                              Officer, Chief Financial
                                                                    Officer and Director
                                                                (Principal Executive Officer)


/s/ Arthur G. Chang                                              Chief Operating Officer and             August 5, 1997
-----------------------------------------------------          Vice President of Research and
Arthur G. Chang                                                          Development


/s/ Ronald J. Tchorzewski                                         Vice President of Finance              August 5, 1997
-----------------------------------------------------             (Principal Financial and
Ronald J. Tchorzewski                                                Accounting Officer)


/s/ Charlie Bass                                                  Chairman of the Board of               August 5, 1997
-----------------------------------------------------                     Directors
Charlie Bass

/s/ Patrick W. Grady
-----------------------------------------------------                     Director                       August 5, 1997
Patrick W. Grady

/s/ Giuliano Raviola
-----------------------------------------------------                     Director                       August 5, 1997
Giuliano Raviola

/s/ Charles Ross
-----------------------------------------------------                     Director                       August 5, 1997
Charles Ross


                               INDEX TO EXHIBITS



   Exhibit
   Number                       Description
--------------------------------------------------------------------------------
      5.1     Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
              Corporation

     23.1     Consent of Independent Auditors

     23.2     Consent of Counsel (contained in Exhibit 5.1 hereto)

     24.1     Power of Attorney (see Page II-3)